UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2022

Generation Bio Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39319	81-4301284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney Street Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 655-7500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 4, 2022, the Board of Directors of Generation Bio Co., or the Company, appointed Antoinette Paone, M.S., MBA, as Chief Operating Officer of the Company, effective as of February 10, 2022.

Prior to being appointed as the Company’s Chief Operating Officer, Ms. Paone, age 44, served as the Company’s Senior Vice President, Regulatory and Quality, from February 2020 to February 2022 and its Vice President, Regulatory Affairs from October 2018 to February 2020. Before joining the Company, Ms. Paone served as Vertex Pharmaceuticals, Inc.’s Vice President of Global Regulatory Affairs from October 2013 to September 2017 and its Head of Regulatory Affairs CMC from October 2011 to September 2013. She received her B.S. in chemistry at Fordham University, her M.S. in organic chemistry at Yale University and her MBA from Bentley College.

In connection with her appointment as Chief Operating Officer, Ms. Paone’s annual base salary will be increased to $440,000 and her annual target bonus will be 40% of her annual base salary, prorated for 2022. The Company will also grant Ms. Paone an option to purchase 110,000 shares of the Company’s common stock under the Company’s 2020 Stock Incentive Plan. The option will have an exercise price equal to the closing price of the Company’s common stock on the Nasdaq Global Select Market on February 10, 2022, and a term of 10 years. The option will vest as to 25% of the shares underlying the option on February 10, 2023 and as to an additional 6.25% of the underlying shares quarterly thereafter until February 10, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION BIO CO.

Date: February 10, 2022	By:	/s/ Geoff McDonough
Name: Geoff McDonough, M.D.
Title: President and Chief Executive Officer